Income taxes - Schedule Of Reconciliation Of The Provision For Incomes Taxes (Detail) - USD ($) $ in Thousands	9 Months Ended		12 Months Ended
	Sep. 30, 2021	Sep. 30, 2020	Dec. 31, 2020	Dec. 31, 2019
Effective Income Tax Rate Reconciliation, Amount [Abstract]
Tax at U.S. statutory rate on income before income taxes			$ (11,217)	$ (2,409)
Change in valuation allowance			10,986	2,999
Research and development credits			122	(635)
State taxes			1	1
Other			109	45
Total provision for income taxes	$ 0	$ 0	$ 1	$ 1